The Victory Variable Insurance Funds

                          Investment Quality Bond Fund

                        Supplement dated October 7, 2004
                     To the Prospectus dated April 15, 2004

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This information is important and is part of your Prospectus.

On September 30, 2004, the Board of Trustees of the Victory Variable Insurance Funds approved a Plan of Liquidation and Termination ("Liquidation Plan") with respect to the Investment Quality Bond Fund. The Board considered the Fund's small size, lack of growth potential and potential for increased expenses, in its decision to liquidate the Fund. The Liquidation Plan provides that the Fund will begin liquidating it assets as soon as is practicable. Effective as of the date of this Supplement, the Fund only will accept orders from current shareholders to purchase shares of the Fund. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

On or around the close of business on December 29, 2004, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash.



Please insert this Supplement in the front of your Prospectus.




                                  VVI-IQB-SUP2
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                      The Victory Variable Insurance Funds

                         Small Company Opportunity Fund

                        Supplement dated October 7, 2004
                     To the Prospectus dated April 15, 2004

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This information is important and is part of your Prospectus.

On September 30, 2004, the Board of Trustees of the Victory Variable Insurance Funds approved a Plan of Liquidation and Termination ("Liquidation Plan") with respect to the Small Company Opportunity Fund. The Board considered the Fund's small size, lack of growth potential and potential for increased expenses, in its decision to liquidate the Fund. The Liquidation Plan provides that the Fund will begin liquidating it assets as soon as is practicable. Effective as of the date of this Supplement, the Fund only will accept orders from current shareholders to purchase shares of the Fund. Prior to the final liquidation and distribution of assets, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

On or around the close of business on December 29, 2004, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash.



Please insert this Supplement in the front of your Prospectus.

                                  VVI-SCO-SUP2